DEBT FACILITY	12 Months Ended
Feb. 28, 2014
DEBT FACILITY [Abstract]
DEBT FACILITY

11. DEBT FACILITY

The Company has established a long term credit facility with Comerica Bank and Export Development Canada. As at February 28, 2014, this asset based credit facility was for a total of $40,000 plus $4,000 for letters of credit and foreign exchange facilities. Credit availability is subject to ongoing compliance with borrowing covenants and short term assets on hand. As at February 28, 2014, the Company had drawn $15,000 on the facility [2013-$15,000].

The credit facility was extended on January 6, 2014, matures on June 1, 2016 and is secured by a first priority charge on all of the assets of DragonWave and its principal direct and indirect subsidiaries. The new terms of the credit facility include other customary terms, conditions, covenants, and representations and warranties, consistent with the facility already in place. Borrowing options under the credit facility include US dollar, Canadian dollar, and Euro loans. Interest rates vary with market rate fluctuations, with loans bearing interest in the range of 3% to 4% above the applicable base rates. Direct costs associated with obtaining the debt facility such as closing fees, registration and legal expenses have been capitalized and will be amortized over the 30 month term of the facility. During the year ended February 28, 2014 the weighted average debt outstanding was $15,000 [2013-$15,000] and the Company recognized $1,016 in interest expense related to the debt facility [2013-$1,083] and expensed $622 in deferred financing cost [2013-$447].

As at February 28, 2014 and during previous quarters during the fiscal year, the Company was in breach of one of the covenants then in place on the facility. However, the Company obtained a waiver of the breach from its lenders for a period through May 31, 2014 which eliminated any acceleration of repayment of the Company's obligation.